SECURITIES AND EXCHANGE COMMISSION

                  Washington, D.C.  20549

                         FORM 8-K

                      CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934

                    ___________________


Date of Report (Date of earliest event reported) October 2, 2001
                         BICO, INC.
  (Exact name of registrant as specified in its charter)


 Pennsylvania                     0-10822                     25-1229323
(State of other jurisdiction  (Commission File Number)      (IRS Employer
   of incorporation)                                       Identification No.)


      2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania 15220
     (Address of principal executive offices)                    (Zip Code)


 Registrant's telephone number, including area code (412) 429-0673


     _______________________________________________________
   (Former name or former address, if changes since last report.)




Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          BICO, Incorporated announced that subsidiary
          Rapid HIV Detection Corp. has received an order for an additional 1,200 of its InstantScreen
          Rapid HIV tests from Walter Reed Army Institute of Research in Washinton, DC for use in scientific evaluation.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial
          Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired
               - Not Applicable.
          (b)  Pro Forma Financial Information
               - Not Applicable.
          (c)  Exhibits - Press Release.

                        SIGNATURES

     Pursuant to the requirement of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BICO, INC.

                                   by /s/ Fred E. Cooper
                                          Fred E. Cooper, CEO
DATED:  October 2, 2001



      BICO RECEIVES ADDITIONAL ORDER FROM WALTER REED
                    FOR RAPID HIV TESTS

Pittsburgh,  PA  -  October 2, 2001  -  BICO,  Incorporated
(OTCBB:BIKO)  announced  today that  subsidiary  Rapid  HIV
Detection  Corp.  has received an order for  an  additional
1,200  of  its InstantScreen Rapid HIV tests  from  Walter
Reed Army Institute of Research in Washington, DC for use in scientific evaluation.

     In  August, Walter Reed Institute placed an order  for
14,000  InstantScreen tests for further evaluation  by  its
HIV Research Program after a previous Walter Reed study  of
592  InstantScreen tests demonstrated 100% accuracy.   This
InstantScreen  data  was  presented  to  the  National  HIV
Prevention Conference in Atlanta, Georgia in August as part of Walter Reed Institute's larger study of rapid HIV tests.

     The 1,200 tests were delivered to Walter Reed last week.

     BICO   recently   acquired  the  exclusive   worldwide
marketing rights to InstantScreen, which was developed and is manufactured by the German American Institute for Applied Research (GAIFAR) in Potsdam, Germany.

     InstantScreen   delivers  results  in  5-30   seconds,
requires  no  special  training,  no  extra  equipment   or
refrigeration, and uses only a small amount of finger prick
blood.  A  positive  result  of the  InstantScreen  can  be
verified within minutes with InstantConfirmr, the first and
only   test   to  transform  the  gold-standard  laboratory
confirmation test into a rapid format for use at the test site.

     In combined documented studies by institutions such as
Walter Reed Army Institute; Noguchi Memorial Institute  for
Medical   Research   in   Accra,   Ghana;   World    Health
Organization;  and the National Institute for  Virology  in
South   Africa,   InstantScreen   has   demonstrated   100%
specificity and 100% sensitivity.

     Initially, InstantScreen will be marketed outside  the
US,   especially  in  Africa,  India,  South  America,  the
Caribbean and Asia, where HIV/AIDS is rampant. GAIFAR will concurrently seek FDA approval.

     BICO  has its corporate offices in Pittsburgh, PA  and
is   involved   in  the  development  and  manufacture   of
biomedical  devices and environmental solutions. Subsidiary
Rapid HIV Detection Corp. is also located in Pittsburgh, PA
US, Washington, DC US, and Accra, Ghana Africa.


FOR FURTHER INFORMATION, CONTACT:
Investors                             Media
Diane McQuaide                        Susan Taylor
1.412.429.0673 phone                  1.412.429.0673 phone
1.412.279.9690 fax                    1.412.279.5041 fax
INVESTOR    RELATIONS   NEWSLINE   NUMBER:   1.800.357.6204
www.bico.com